LAUDUS TRUST

Laudus Mondrian Funds

Laudus Mondrian Global Government Fixed Income Fund™

Supplement dated June 8, 2017 to the

Summary Prospectus dated February 28, 2017 and the Statutory Prospectus and

Statement of Additional Information (SAI), each dated July 29, 2016, as supplemented February 28, 2017

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Statutory Prospectus and SAI and

should be read in conjunction with those documents.

At a meeting held on June 6, 2017, the Board of Trustees of Laudus Trust (the Trust) approved the liquidation of, and the related Plan of Liquidation for, the Laudus Mondrian Global Government Fixed Income Fund (the Fund).

Accordingly, effective at market close on June 15, 2017 (the Closing Date), the Fund is closed to new investment from all investors. Additional investment by existing qualified retirement plans may continue through the Liquidation Date, as defined below. All existing investors may continue to receive dividends and/or distributions in the form of additional shares of the Fund through the Liquidation Date. The Fund will make, if any, a distribution of any dividends and capital gains of the Fund prior to its liquidation. Any dividends and capital gains made prior to or at the time of Liquidation are expected to be taxable to taxable shareholders. Through the Liquidation Date, shareholders of other funds of the Trust will not be permitted to exchange any of their shares for shares of the Fund. The Fund may modify the implementation of these transaction policies to accommodate certain intermediaries’ system requirements.

In accordance with the Plan of Liquidation, the Fund will redeem all of its outstanding shares on or about July 25, 2017 (the Liquidation Date) and distribute the proceeds to each Fund shareholder in an amount equal to the shareholder’s proportionate interest in the net assets of the Fund after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities. Shareholders of the Fund may redeem their shares or exchange their shares for shares of another Laudus Fund for which they are eligible (as discussed in the Statutory Prospectus) at any time prior to the Liquidation Date.

Effective June 8, 2017, through the Liquidation Date, the Fund’s investment adviser will waive fees and reimburse the Fund for all operating expenses.

As soon as practicable after the Closing Date, the Fund will wind up its business and affairs, and the Fund will cease investing its assets in accordance with its stated investment policies. On or before the Liquidation Date, all portfolio holdings of the Fund will be converted to cash, cash equivalents or other liquid assets. As a result, the Fund will not be able to achieve its investment objective and will deviate from its investment policies during the period between the Closing Date and the Liquidation Date.

The liquidation is not expected to be a taxable event for the Fund. As is the case with other redemptions of Fund shares, each shareholder’s redemption, including a mandatory redemption on the Liquidation Date, may constitute a taxable disposition of shares for shareholders who do not hold their shares through tax-advantaged plans (i.e., constitute a sale that may result in gain or loss for federal income tax purposes). Exchanges for shares for another Laudus Fund will also be treated as a sale for federal income tax purposes. Shareholders should contact their tax advisors to discuss the potential tax consequences of the liquidation.

Once the Fund has been liquidated, all references to the Fund will be deleted from the Statutory Prospectus and Statement of Additional Information.

A copy of the Fund’s statutory prospectus and this supplement is available on the Fund’s website www.csimfunds.com/laudusfunds_prospectus, and the Fund will provide additional information, should it become available, on its website.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG97387-00 (06/17)

00194940